                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21915

                    Oppenheimer Baring SMA International Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: May 31

                      Date of reporting period: 05/31/2009

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY 31, 2009

Oppenheimer Baring SMA International Fund

                                                                   Annual Report

ANNUAL REPORT

     Listing of Top Holdings
     Fund Performance Discussion
     Listing of Investments
     Financial Statements

                                                      (OPPENHEIMERFUNDS(R) LOGO)
                                                      The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Centamin Egypt Ltd.                               5.2%
Redecard SA                                       5.2
Peter Hambro Mining plc                           5.1
Niko Resources Ltd.                               5.1
Oil Search Ltd.                                   5.1
Israel Chemicals Ltd.                             5.0
Muenchener Rueckversicherungs-Gesellschaft AG     4.9
Tokyu Corp.                                       4.9
Tui Travel plc                                    4.8
Lonza Group AG                                    4.8

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom                                    24.8%
Japan                                             19.4
Australia                                         10.6
Switzerland                                        9.8
Brazil                                             5.3
Canada                                             5.3
Israel                                             5.2
Germany                                            5.1
Italy                                              4.9
France                                             4.8

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on the total market value of investments.


                   6 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

REGIONAL ALLOCATION

                                  (PIE CHART)

Europe                 54.2%
Asia                   30.0
Latin America           5.3
United States/Canada    5.3
Middle East/Africa      5.2

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2009, and are based on the total market value of investments.


                  7 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND PERFORMANCE DISCUSSION

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED MAY 31, 2009, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The MSCI EAFE Index fell 36.61% for the 12-month reporting period ended May 31, 2009, in what was a very difficult period for global equities. The Fund returned -36.34% for the reporting period, in line with the return of the MSCI EAFE Index. The bulk of the Fund's declines occurred towards the end of 2008, during the height of the market volatility. In 2009, the Fund had positive returns through the end of the reporting period and global equities performed much better over the last few months of the period. Overall, the reporting period will be remembered for its market volatility and steep declines for the global economy and for global equities.

     The banking crisis peaked from September through November 2008, during which time we witnessed the demise or takeover of many major financial institutions, including Lehman Brothers, Fortis Bank, AIG, Wachovia, Merrill Lynch and Halifax Bank of Scotland. It is unusual for the financial sector to witness this level of turmoil. That it happened over a three month period is astounding. The financial crisis sent global equities spiraling downwards in October through November of 2008. Since 2009 began, we have seen some stabilization in the global equity markets.

     The Fund's underweight to Japan detracted from relative performance, as it was one of the relatively better performing global equity markets for the reporting period. The Fund's allocation to emerging market stocks hurt relative performance as well. The Fund's stock selection within the U.K. equity universe contributed positively to relative performance.

     In terms of sector performance, the Fund had weaker relative stock selection in the financials and industrials sectors. In financials, performance was impacted by the Fund's position in Emaar Properties (which we exited), as the broad downturn took its toll on the Middle East. In the industrials sector, the Fund's transportation stocks performed poorly during the market sell-off. The performance of the Fund's materials stocks was stronger on a relative basis. In particular, the Fund's gold mining and agricultural stocks performed relatively well, particularly in the second half of the reporting period. The Fund's largest holding at period end, Centamin Egypt Ltd., and another top ten holding of the Fund, Israel Chemicals Ltd., both rebounded and contributed to relative Fund performance.

     In terms of our strategy at period end, we are encouraged by the global equity rebound and we have positioned the portfolio to take advantage of what we see as continued long-term global equity growth. Although we remain overweight energy, we reduced our weight to the sector after a recovery in oil prices and a rebound in performance for energy stocks, and locked in some gains. We decided to remain significantly


                  8 | OPPENHEIMER BARING SMA INTERNATIONAL FUND underweight to Japan at period end, as it continued to release poor economic data. However, we will continue to look for idiosyncratic Japanese growth stocks to add to our portfolio. At period end, the consumer discretionary sector remained one of the Fund's largest underweight positions. We think some value may be starting to emerge in this sector, but for the most part, we have not found good growth stories to compel us to change our positioning. During the period, we added gradually to our weighting in the financials sector. We continue not to hold Western banks, but during the period we added to the Fund's insurance stock allocation. The Fund remained significantly overweight the materials sector due to our views on gold and agriculture stocks.

     Recently, the Bank of England and the Federal Reserve Board have announced and implemented quantitative easing measures. Up until now, measures aimed at monetary expansion have been thwarted by commercial banks unwilling to lend. Money that commercial banks have received from central banks in exchange for their assets has promptly gone back on deposit with the central banks and not into circulation in the wider economy. Quantitative easing though involves the direct purchase of bonds from investors using newly created money. This enables longer term interest rates to be held low but also involves a direct injection of money into the economy.

     Direct injection of money into the economy may create some inflation, but we doubt that it will occur either uniformly or expressly in the areas that the central bankers would like. Enormous deflationary pressures remain in the world economy. Overcapacity exists in many areas. At period end, we think there is too much housing inventory in the West, too much retail space, too much commercial property, too much steel capacity and too much manufacturing capacity for consumer goods (cars, electronics and household goods). In these areas we are unlikely to see inflation and we continue to avoid adding to stocks we think are strongly affected by these dampening effects.

     On the other hand, in areas such as food and energy production, for example, lack of credit is leading to significant contraction in supply against relatively stable demand. Here we expect pricing power to expand and inflation to appear. Similarly, in areas such as technology, health care and industrials, we are finding defensive growth companies that we expect can exert pricing power. It is in these latter areas that we continue to largely invest the portfolio.

     Many fiscal and monetary tools have been implemented around the globe in a very short period of time to try to alleviate the economic crisis. Though it will take some time to see if these tools are working, we are optimistic that they will. If they do not help, then further deflation is likely. But, if they do, we believe the market rebound that was ongoing as of period end will continue.


                  9 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND PERFORMANCE DISCUSSION

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until May 31, 2009. Performance is measured from inception of the Fund on July 2, 2007. The Fund's performance reflects reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, an unmanaged index that is widely recognized as a measure of international stock performance. The Index cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index.


                 10 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURNS OF SHARES OF THE FUND AT 5/31/09 1-Year -36.34% Since Inception (7/2/07) -20.68%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA QUOTED. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, YOU MAY CONTACT YOUR ADVISER OR THE "WRAP-FEE" PROGRAM SPONSOR.

SHARES OF THE FUND MAY BE PURCHASED ONLY BY OR ON BEHALF OF SEPARATELY MANAGED ACCOUNT CLIENTS ("WRAP-FEE" ACCOUNTS) WHO HAVE RETAINED OFI PRIVATE INVESTMENTS INC. OR CERTAIN OF ITS AFFILIATES (INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "OFI PI"), TO MANAGE THEIR ACCOUNTS PURSUANT TO AN INVESTMENT MANAGEMENT AGREEMENT WITH OFI PI AND/OR A MANAGED ACCOUNT PROGRAM SPONSOR AS PART OF A "WRAP-FEE" PROGRAM. INVESTORS IN THE "WRAP-FEE" PROGRAMS PAY A "WRAP-FEE" TO THE SPONSOR OF THE PROGRAM. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE "WRAP-FEE" PROGRAM. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT. SEE PAGE 12 FOR FURTHER INFORMATION.


                 11 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES

The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR ADVISER OR THE "WRAP-FREE" PROGRAM SPONSOR. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

The Fund commenced operations on 7/2/07.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 12 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND EXPENSES

FUND EXPENSES. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.


The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2009.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical"


                 13 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND EXPENSES Continued

section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 BEGINNING          ENDING         EXPENSES
                                   ACCOUNT         ACCOUNT      PAID DURING
                                    VALUE           VALUE       6 MONTHS ENDED
ACTUAL                        DECEMBER 1, 2008   MAY 31, 2009    MAY 31, 2009
------                        ----------------   ------------   -------------
HYPOTHETICAL                     $1,000.00        $1,187.90         $0.00
(5% return before expenses)
                                  1,000.00         1,024.93         0.00

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended May 31, 2009 is as follows:

EXPENSE RATIO

0.00%

The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.


                 14 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF INVESTMENTS May 31, 2009

                                                            SHARES       VALUE
                                                           -------    ----------
COMMON STOCKS--97.0%
CONSUMER DISCRETIONARY--4.8%
HOTELS, RESTAURANTS & LEISURE--4.8%
Tui Travel plc                                              56,517    $  228,832
                                                                      ----------
CONSUMER STAPLES--13.8%
FOOD & STAPLES RETAILING--4.4%
Seven & I Holdings Co. Ltd.                                  8,600       208,235
                                                                      ----------
HOUSEHOLD PRODUCTS--9.4%
Reckitt Benckiser
Group plc                                                    5,167       223,734
UNI-CHARM Corp.                                              3,200       223,342
                                                                      ----------
                                                                         447,076

ENERGY--15.0%
OIL, GAS & CONSUMABLE FUELS--15.0%
Eni SpA                                                      9,363       226,658
Niko Resources Ltd.                                          3,471       243,248
Oil Search Ltd.                                             54,563       239,611
                                                                      ----------
                                                                         709,517

FINANCIALS--19.0%
CAPITAL MARKETS--4.7%
Julius Baer Holding AG                                       5,210       221,989
                                                                      ----------
INSURANCE--14.3%
Admiral Group plc                                           16,073       224,403
Muenchener Rueckversicherungs-Gesellschaft AG                1,681       233,961
Scor Se                                                     10,505       221,520
                                                                      ----------
                                                                         679,884

                                                            SHARES       VALUE
                                                           -------    ----------
HEALTH CARE--9.4%
BIOTECHNOLOGY--4.6%
Grifols SA                                                  12,199    $  219,539
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES--4.8%
Lonza Group AG                                               2,213       228,388
                                                                      ----------
INDUSTRIALS--9.6%
COMMERCIAL SERVICES & SUPPLIES--4.7%
De La Rue plc                                               16,485       221,226
                                                                      ----------
ROAD & RAIL--4.9%
Tokyu Corp.                                                 51,000       232,189
                                                                      ----------
INFORMATION TECHNOLOGY--5.2%
IT SERVICES--5.2%
Redecard SA                                                 17,000       245,375
                                                                      ----------
MATERIALS--15.4%
CHEMICALS--5.0%
Israel Chemicals Ltd.                                       21,132       238,914
                                                                      ----------
METALS & MINING--10.4%
Centamin Egypt Ltd. (1)                                    176,009       247,499
Peter Hambro
Mining plc                                                  22,688       243,744
                                                                      ----------
                                                                         491,243

TELECOMMUNICATION SERVICES--4.8%
WIRELESS TELECOMMUNICATION SERVICES--4.8%
NTT DoCoMo, Inc.                                               151       225,834
                                                                      ----------
TOTAL INVESTMENTS, AT VALUE (COST $4,239,243)                 97.0%    4,598,241
                                                                      ----------
OTHER ASSETS NET OF LIABILITIES                                3.0       141,103
                                                           -------    ----------
NET ASSETS                                                   100.0%   $4,739,344
                                                           =======    ==========


                 F1 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF INVESTMENTS Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1--quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2--inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3--unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investment was determined based on the following inputs as of May 31, 2009:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
                                               --------------   ---------------
Level 1--Quoted Prices                           $2,090,920           $--
Level 2--Other Significant Observable Inputs      2,507,321            --
Level 3--Significant Unobservable Inputs                 --            --
                                                 ----------           ---
Total                                            $4,598,241           $--
                                                 ==========           ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS      VALUE     PERCENT
-------------------   ----------   -------
United Kingdom        $1,141,939     24.8%
Japan                    889,600     19.4
Australia                487,110     10.6
Switzerland              450,377      9.8
Brazil                   245,375      5.3
Canada                   243,248      5.3
Israel                   238,914      5.2
Germany                  233,961      5.1
Italy                    226,658      4.9
France                   221,520      4.8
Spain                    219,539      4.8
                      ----------    -----
Total                 $4,598,241    100.0%
                      ==========    =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 F2 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2009

ASSETS
Investments, at value (cost $4,239,243)--see accompanying statement of
   investments                                                             $ 4,598,241
                                                                           -----------
Receivables and other assets:
Investments sold                                                               501,918
Dividends                                                                       15,752
Other                                                                            1,590
                                                                           -----------
Total assets                                                                 5,117,501
LIABILITIES
Bank overdraft                                                                 287,146
                                                                           -----------
Payables and other liabilities:
Shares of beneficial interest redeemed                                          46,007
Legal, auditing and other professional fees                                     40,228
Shareholder communications                                                       3,253
Transfer and shareholder servicing agent fees                                      222
Trustees' compensation                                                              69
Other                                                                            1,232
                                                                           -----------
Total liabilities                                                              378,157
                                                                           -----------
NET ASSETS                                                                 $ 4,739,344
                                                                           ===========
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                 $       820
                                                                           -----------
Additional paid-in capital                                                   8,511,781
                                                                           -----------
Accumulated net investment income                                               89,333
                                                                           -----------
Accumulated net realized loss on investments and foreign currency
   transactions                                                             (4,229,343)
                                                                           -----------
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies                    366,753
                                                                           -----------
NET ASSETS--applicable to 820,430 shares of beneficial interest
   outstanding                                                             $ 4,739,344
                                                                           ===========
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE   $      5.78

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 F3 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2009

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $13,836)                   $   275,951
                                                                          -----------
Interest                                                                        5,249
                                                                          -----------
Total investment income                                                       281,200

EXPENSES
Management fees                                                                33,321
                                                                           -----------
Legal, auditing and other professional fees                                    52,397
                                                                           -----------
Shareholder communications                                                     19,805
                                                                           -----------
Transfer and shareholder servicing agent fees                                   2,092
                                                                           -----------
Custodian fees and expenses                                                       676
                                                                           -----------
Trustees' compensation                                                            113
Other                                                                           5,004
                                                                          -----------
Total expenses                                                                113,408
Less waivers and reimbursements of expenses                                  (111,203)
                                                                          -----------
Net expenses                                                                    2,205
                                                                          -----------
NET INVESTMENT INCOME                                                         278,995

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments                                                                (2,996,717)
Foreign currency transactions                                                (929,110)
                                                                          -----------
Net realized loss                                                          (3,925,827)
                                                                          -----------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                   107,969
Translation of assets and liabilities denominated in foreign currencies       (53,308)
                                                                          -----------
Net change in unrealized appreciation                                          54,661
                                                                          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(3,592,171)
                                                                          ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 F4 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED      PERIOD ENDED
                                                                          MAY 31, 2009   MAY 31, 2008(1)
                                                                          ------------   ---------------
OPERATIONS
Net investment income                                                     $   278,995     $   86,964
                                                                          -----------     ----------
Net realized loss                                                          (3,925,827)      (205,833)
                                                                          -----------     ----------
Net change in unrealized appreciation                                          54,661        312,092
                                                                          -----------     ----------
Net increase (decrease) in net assets resulting from operations            (3,592,171)       193,223

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                         (246,899)       (31,387)
                                                                          -----------     ----------
Distributions from net realized gain                                               --        (96,023)

BENEFICIAL INTEREST TRANSACTIONS

Net increase in net assets resulting from beneficial interest
   transactions                                                             2,780,481      5,632,120

NET ASSETS

Total increase (decrease)                                                  (1,058,589)     5,697,933
                                                                          -----------     ----------
Beginning of period                                                         5,797,933        100,000(2)
                                                                          -----------     ----------
End of period (including accumulated net investment income of $89,333
   and $55,695, respectively)                                             $ 4,739,344     $5,797,933
                                                                          ===========     ==========

(1.) For the period from July 2, 2007 (commencement of operations) to May 31,
     2008.

(2.) Reflects the value of the Manager's initial seed money investment on June
     15, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 F5 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF CASH FLOWS For the Year Ended May 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations                                $ (3,592,171)
                                                                          ------------
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities                                          (10,066,508)
Proceeds from disposition of investment securities                           6,849,399
Short-term investment securities, net                                           10,737
Net realized loss on investments                                             3,925,827
Net change in unrealized appreciation on investments                           (54,661)
Increase in interest receivable                                                (11,942)
Increase in receivable for securities sold                                    (501,918)
Increase in other assets                                                          (736)
Increase in payable for accrued expenses                                        14,214
                                                                          ------------
Net cash used in operating activities                                       (3,427,759)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold                                                    6,844,929
Proceeds from bank overdraft                                                   287,146
Payments on shares redeemed                                                 (4,090,245)
Cash distributions paid                                                       (105,806)
                                                                          ------------
Net cash provided by financing activities                                    2,936,024
                                                                          ------------
Net decrease in cash                                                          (491,735)
                                                                          ------------
Cash, beginning balance                                                        491,735
                                                                          ------------
Cash, ending balance                                                      $         --
                                                                          ============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $141,093.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 F6 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

YEAR ENDED MAY 31,                                                          2009     2008(1)
------------------                                                        -------    -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                      $  9.48    $10.00
                                                                          -------    ------
Income (loss) from investment operations:
Net investment income(2)                                                      .28(3)    .31
Net realized and unrealized loss                                            (3.77)     (.21)
                                                                          -------    ------
Total from investment operations                                            (3.49)      .10
                                                                          -------    ------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                         (.21)     (.15)
Distributions from net realized gain                                           --      (.47)
                                                                          -------    ------
Total dividends and/or distributions to shareholders                         (.21)     (.62)
                                                                          -------    ------
Net asset value, end of period                                            $  5.78    $ 9.48
                                                                          =======    ======
TOTAL RETURN, AT NET ASSET VALUE(4)                                        (36.34)%    0.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $ 4,739    $5,798
                                                                          -------    ------
Average net assets (in thousands)                                         $ 5,958    $2,677
                                                                          -------    ------
Ratios to average net assets:(5)
Net investment income                                                        4.68%(3)  3.55%
Total expenses                                                               1.90%     2.82%
Expenses after payments, waivers and/or reimbursements and reduction to
   custodian expenses                                                        0.04%     0.01%
                                                                          -------    ------
Portfolio turnover rate                                                       126%       83%

(1.) For the period from July 2, 2007 (commencement of operations) to May 31,
     2008.

(2.) Per share amounts calculated based on the average shares outstanding during the period.

(3.) Net investment income per share and the net investment income ratio include
     $0.10 and 1.64%, respectively, resulting from a dividend from De La Rue plc in November 2008.

(4.) Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5.) Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 F7 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Baring SMA International Fund (the "Fund") is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). The Manager has entered into a sub-advisory agreement with Baring International Investment Limited (the "Sub-Adviser").

     Shares of the Fund may be purchased only by or on behalf of separately managed account clients ("wrap-fee" accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as "OFI PI"), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a "wrap-fee" program.

     The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security


                 F8 | OPPENHEIMER BARING SMA INTERNATIONAL FUND is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

     Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

     There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are


                 F9 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                       NET UNREALIZED
                                                      APPRECIATION
                                                      BASED ON COST OF
                                   ACCUMULATED        SECURITIES AND
UNDISTRIBUTED    UNDISTRIBUTED        LOSS          OTHER INVESTMENTS
NET INVESTMENT     LONG-TERM       CARRYFORWARD      FOR FEDERAL INCOME
   INCOME              GAIN       (1, 2, 3, 4, 5)      TAX PURPOSES
--------------   -------------   ----------------   -------------------
    $89,375            $--           $4,058,221           $195,631

(1.) As of May 31, 2009, the Fund had $1,601,600 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of May 31, 2009, details of the capital loss carryforward were as follows:

EXPIRING
--------
2017        $1,601,600


                 F10 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

(2.) As of May 31, 2009, the Fund had $2,452,983 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

(3.) The Fund had $3,638 of post-October foreign currency losses which were deferred.

(4.) During the fiscal year ended May 31, 2009, the Fund did not utilize any capital loss carryforward.

(5.) During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

  INCREASE TO      INCREASE TO
  ACCUMULATED    ACCUMULATED NET
NET INVESTMENT    REALIZED LOSS
    INCOME        ON INVESTMENTS
--------------   ---------------
    $1,542            $1,542

The tax character of distributions paid during the year ended May 31, 2009 and period ended May 31, 2008 was as follows:

                            YEAR ENDED    PERIOD ENDED
                           MAY 31, 2009   MAY 31, 2008
                           ------------   ------------
Distributions paid from:
Ordinary income              $246,899       $127,410

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities          $4,410,365
Federal tax cost of other investments       48,150
                                        ----------
Total federal tax cost                  $4,458,515
                                        ==========
Gross unrealized appreciation           $  670,704
Gross unrealized depreciation             (475,073)
                                        ----------
Net unrealized appreciation             $  195,631
                                        ==========

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred


                 F11 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent


                 F12 | OPPENHEIMER BARING SMA INTERNATIONAL FUND on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    YEAR ENDED             PERIOD ENDED
                                   MAY 31, 2009         MAY 31, 2008(1, 2)
                              ----------------------   --------------------
                               SHARES       AMOUNT      SHARES     AMOUNT
                              --------   -----------   -------   ----------
Sold                           966,230   $ 6,775,640   614,103   $5,741,631
Dividends and/or
   distributions reinvested     28,972       141,093       254        2,498
Redeemed                      (786,561)   (4,136,252)  (12,568)    (112,009)
                              --------   -----------   -------   ----------
Net increase                   208,641   $ 2,780,481   601,789   $5,632,120
                              ========   ===========   =======   ==========

(1.) For the period from July 2, 2007 (commencement of operations) to May 31,
     2008.

(2.) The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on June 15, 2007.

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 31, 2009, were as follows:

                         PURCHASES       SALES
                        -----------   ----------
Investment securities   $10,066,508   $6,849,399

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.56% of the average annual net assets of the Fund. A portion of the "wrap-fee" that investors pay to the "wrap-fee" program sponsor may be attributed to the management of the Fund.

TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2009, the Fund paid $1,933 to OFS for services to the Fund.

SUB-ADVISER FEES. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. The Manager, not the Fund, pays the Sub-Adviser an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Adviser. The Manager will pay the Sub-Adviser, in proportion to the Fund's assets comprising the


                 F13 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

"wrap-fee" strategy, a fee based on the investment management fee collected by OFI PI, pursuant to investment management agreements with clients or managed account program sponsors, who have retained OFI PI as part of a "wrap-fee" program.

OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a "wrap fee" to their program sponsor. During the year ended May 31, 2009, the Manager waived management fees in the amount of $33,321. During the year ended May 31, 2009, the Manager reimbursed expenses in the amount of $77,882.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

     As of May 31, 2009, the Fund had no outstanding forward contracts.


                 F14 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

6. PENDING LITIGATION

During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the "Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

     Other complaints have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.


                 F15 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

OPPENHEIMER BARING SMA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring SMA International Fund, including the statement of investments, as of May 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period July 2, 2007 (commencemnet of operations) to May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring SMA International Fund as of May 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 2, 2007 (commencemnet of operations) to May 31, 2008, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 20, 2009


                F16 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2009 which are not designated as capital gain distributions should be multiplied by 2.39% to arrive at the amount eligible for the corporate dividend-received deduction.

     A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $176,380 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2009, $5,210 or 2.00% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $13,179 of foreign income taxes paid by the Fund during the fiscal year ended May 31, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

     Gross income of $293,086 was derived from sources within foreign countries or possessions of the United States.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 15 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.

HOUSEHOLDING--DELIVERY OF SHAREHOLDER DOCUMENTS

This is to inform you about OppenheimerFunds' "householding" policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund's prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677) . You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.


                 16 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited

NAME, POSITION(S) HELD      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS;
WITH THE FUND, LENGTH OF    OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
SERVICE, AGE                PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN

BRIAN F. WRUBLE,            Chairman (since August 2007) and Trustee (since
Chairman of the Board of    August 1991) of the Board of Trustees of The Jackson
Trustees (since 2007) and   Laboratory (non-profit); Director of Special Value
Trustee (since 2006)        Opportunities Fund, LLC (registered investment
Age: 66                     company) (affiliate of the Manager's parent company)
                            (since September 2004); Member of Zurich Financial
                            Investment Management Advisory Council (insurance)
                            (since 2004); Treasurer and Trustee of the Institute
                            for Advanced Study (non-profit educational
                            institute) (since May 1992); General Partner of
                            Odyssey Partners, L.P. (hedge fund) (September
                            1995-December 2007); Special Limited Partner of
                            Odyssey Investment Partners, LLC (private equity
                            investment) (January 1999-September 2004). Oversees
                            64 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,            Independent Chairman GSK Employee Benefit Trust
Trustee (since 2007)        (since April 2006); Director of Correctnet (since
Age: 69                     January 2006); Trustee of Employee Trusts (since
                            January 2006); Chief Executive Officer and Board
                            Member of CRAFund Advisors, Inc. (investment
                            management company) (since January 2004); Director
                            of Internet Capital Group (information technology
                            company) (since October 2003); Independent Chairman
                            of the Board of Trustees of Quaker Investment Trust
                            (registered investment company) (2004-2007);
                            President of The Community Reinvestment Act
                            Qualified Investment Fund (investment management
                            company) (2004-2007); Chief Operating Officer and
                            Chief Financial Officer of Lincoln National
                            Investment Companies, Inc. (subsidiary of Lincoln
                            National Corporation, a publicly traded company) and
                            Delaware Investments U.S., Inc. (investment
                            management subsidiary of Lincoln National
                            Corporation) (1993-2003); President, Chief Executive
                            Officer and Trustee of Delaware Investment Family of
                            Funds (1993-2003); President and Board Member of
                            Lincoln National Convertible Securities Funds, Inc.
                            and the Lincoln National Income Funds, TDC
                            (1993-2003); Chairman and Chief Executive Officer of
                            Retirement Financial Services, Inc. (registered
                            transfer agent and investment adviser and subsidiary
                            of Delaware Investments U.S., Inc.) (1993-2003);
                            President and Chief Executive Officer of Delaware
                            Service Company, Inc. (1995-2003); Chief
                            Administrative Officer, Chief Financial Officer,
                            Vice Chairman and Director of Equitable Capital
                            Management Corporation (investment subsidiary of
                            Equitable Life Assurance Society) (1985-1992);
                            Corporate Controller of Merrill Lynch & Company
                            (financial services holding company) (1977-1985);
                            held the following positions at the Colonial Penn
                            Group, Inc. (insurance company): Corporate Budget
                            Director (1974-1977), Assistant Treasurer
                            (1972-1974) and Director of Corporate Taxes
                            (1969-1972); held the following positions at Price
                            Waterhouse & Company (financial services firm): Tax
                            Manager (1967-1969), Tax Senior (1965-1967) and
                            Staff Accountant (1963-1965); United States Marine
                            Corps (1957-1959). Oversees 64 portfolios in the
                            OppenheimerFunds complex.

MATTHEW P. FINK,            Trustee of the Committee for Economic Development
Trustee (since 2006)        (policy research foundation) (since 2005);
Age: 68                     Director of ICI Education Foundation (education
                            foundation) (October 1991-August 2006); President of
                            the Investment Company Institute (trade association)
                            (October 1991-June 2004); Director of ICI Mutual
                            Insurance Company (insurance company) (October
                            1991-June 2004). Oversees 54 portfolios in the
                            OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,       Fellow of the Carnegie Corporation (since 2007);
Trustee (since 2006)        Distinguished Presidential Fellow for International
Age: 70                     Affairs (since 2002) and Member (since 1979) of the
                            National Academy of Sciences; Council on Foreign
                            Relations (since 2002); Director of GSI Lumonics
                            Inc. (precision technology products company) (since
                            2001); Senior Advisor of The Andrew W. Mellon
                            Foundation (since 2001); Chair of Science Initiative
                            Group (since 1999); Member of the American
                            Philosophical


                 17 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited

PHILLIP A. GRIFFITHS,       Society (since 1996); Trustee of Woodward Academy
Continued                   (since 1983); Foreign Associate of Third World
                            Academy of Sciences; Director of the Institute for
                            Advanced Study (1991-2004); Director of Bankers
                            Trust New York Corporation (1994-1999); Provost at
                            Duke University (1983-1991). Oversees 54 portfolios
                            in the OppenheimerFunds complex.

MARY F. MILLER,             Trustee of International House (not-for-profit)
Trustee (since 2006)        (since June 2007); Trustee of the American Symphony
Age: 66                     Orchestra (not-for-profit) (since October 1998); and
                            Senior Vice President and General Auditor of
                            American Express Company (financial services
                            company) (July 1998-February 2003). Oversees 54
                            portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,             Managing Director of Public Capital Advisors, LLC
Trustee (since 2006)        (privately held financial advisor) (since January
Age: 57                     2006); Managing Director of Carmona Motley, Inc.
                            (privately-held financial advisor) (since January
                            2002); Director of Columbia Equity Financial Corp.
                            (privately-held financial advisor) (2002-2007);
                            Managing Director of Carmona Motley Hoffman Inc.
                            (privately-held financial advisor) (January
                            1998-December 2001); Member of the Finance and
                            Budget Committee of the Council on Foreign
                            Relations, Member of the Investment Committee of the
                            Episcopal Church of America, Member of the
                            Investment Committee and Board of Human Rights Watch
                            and Member of the Investment Committee of Historic
                            Hudson Valley. Oversees 54 portfolios in the
                            OppenheimerFunds complex.

MARY ANN TYNAN,             Vice Chair of Board of Trustees of Brigham and
Trustee (since 2008)        Women's/Faulkner Hospital (non-profit hospital)
Age: 63                     (since 2000); Chair of Board of Directors of
                            Faulkner Hospital (non-profit hospital) (since
                            1990); Member of Audit and Compliance Committee of
                            Partners Health Care System (non-profit) (since
                            2004); Board of Trustees of Middlesex School
                            (educational institution) (since 1994); Board of
                            Directors of Idealswork, Inc. (financial services
                            provider) (since 2003); Partner, Senior Vice
                            President and Director of Regulatory Affairs of
                            Wellington Management Company, LLP (global
                            investment manager) (1976 to 2002); Vice President
                            and Corporate Secretary, John Hancock Advisers, Inc.
                            (mutual fund investment adviser) (1970-1976).
                            Oversees 57 portfolios in the OppenheimerFunds
                            complex.

JOSEPH M. WIKLER,           Director of C-TASC (bio-statistics services (since
Trustee (since 2006)        2007); Director of the following medical device
Age: 68                     companies: Medintec (since 1992) and Cathco (since
                            1996); Member of the Investment Committee of the
                            Associated Jewish Charities of Baltimore (since
                            1994); Director of Lakes Environmental Association
                            (environmental protection organization) (1996-2008);
                            Director of Fortis/Hartford mutual funds
                            (1994-December 2001). Oversees 54 portfolios in the
                            OppenheimerFunds complex.

PETER I. WOLD,              Director and Chairman of Wyoming Enhanced Oil
Trustee (since 2006)        Recovery Institute Commission (enhanced oil recovery
Age: 61                     study) (since 2004); President of Wold Oil
                            Properties, Inc. (oil and gas exploration and
                            production company) (since 1994); Vice President of
                            American Talc Company, Inc. (talc mining and
                            milling) (since 1999); Managing Member of
                            Hole-in-the-Wall Ranch (cattle ranching) (since
                            1979); Director and Chairman of the Denver Branch of
                            the Federal Reserve Bank of Kansas City (1993-1999);
                            and Director of PacifiCorp. (electric utility)
                            (1995-1999). Oversees 54 portfolios in the
                            OppenheimerFunds complex.


                 18 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

INTERESTED TRUSTEE          THE ADDRESS OF MR. REYNOLDS IS 6803 S. TUCSON WAY,
                            CENTENNIAL, COLORADO 80112-3924. MR. REYNOLDS SERVES
                            FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL. MR. REYNOLDS IS AN
                            "INTERESTED TRUSTEE" BECAUSE OF A POTENTIAL
                            CONSULTING RELATIONSHIP BETWEEN RSR PARTNERS, WHICH
                            MR. REYNOLDS MAY BE DEEMED TO CONTROL, AND THE
                            MANAGER.

RUSSELL S. REYNOLDS, JR.,   Chairman of RSR Partners (formerly "The Directorship
Trustee (since 2006)        Search Group, Inc.") (corporate governance
Age: 77                     consulting and executive recruiting) (since 1993);
                            Retired CEO of Russell Reynolds Associates
                            (executive recruiting) (October 1969-March 1993);
                            Life Trustee of International House (non-profit
                            educational organization); Former Trustee of The
                            Historical Society of the Town of Greenwich; Former
                            Director of Greenwich Hospital Association. Oversees
                            54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE          THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
AND OFFICER                 CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
                            NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE
                            FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                            AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                            RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                            INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                            OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,             Chairman and Director of the Manager (since June
President and Principal     2001); Chief Executive Officer of the Manager (June
Executive Officer and       2001-December 2008); President of the Manager
Trustee (since 2006)        (September 2000-February 2007); President and
Age: 59                     director or trustee of other Oppenheimer funds;
                            President and Director of Oppenheimer Acquisition
                            Corp. ("OAC") (the Manager's parent holding company)
                            and of Oppenheimer Partnership Holdings, Inc.
                            (holding company subsidiary of the Manager) (since
                            July 2001); Director of OppenheimerFunds
                            Distributor, Inc. (subsidiary of the Manager)
                            (November 2001-December 2006); Chairman and Director
                            of Shareholder Services, Inc. and of Shareholder
                            Financial Services, Inc. (transfer agent
                            subsidiaries of the Manager) (since July 2001);
                            President and Director of OppenheimerFunds Legacy
                            Program (charitable trust program established by the
                            Manager) (since July 2001); Director of the
                            following investment advisory subsidiaries of the
                            Manager: OFI Institutional Asset Management, Inc.,
                            Centennial Asset Management Corporation and Trinity
                            Investment Management Corporation (since November
                            2001), HarbourView Asset Management Corporation and
                            OFI Private Investments, Inc. (since July 2001);
                            President (since November 2001) and Director (since
                            July 2001) of Oppenheimer Real Asset Management,
                            Inc.; Executive Vice President of Massachusetts
                            Mutual Life Insurance Company (OAC's parent company)
                            (since February 1997); Director of DLB Acquisition
                            Corporation (holding company parent of Babson
                            Capital Management LLC) (since June 1995); Chairman
                            (since October 2007) and Member of the Investment
                            Company Institute's Board of Governors (since
                            October 2003). Oversees 102 portfolios in the
                            OppenheimerFunds complex.


                 19 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS              THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE
OF THE FUND                 AS FOLLOWS: FOR MR. ZACK, TWO WORLD FINANCIAL
                            CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                            10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S.
                            TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                            OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS
                            OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

MARK S. VANDEHEY,           Senior Vice President and Chief Compliance Officer
Vice President and Chief    of the Manager (since March 2004); Chief Compliance
Compliance Officer          Officer of OppenheimerFunds Distributor, Inc.,
(since 2006)                Centennial Asset Management and Shareholder
Age: 58                     Services, Inc. (since March 2004); Vice President of
                            OppenheimerFunds Distributor, Inc., Centennial Asset
                            Management Corporation and Shareholder Services,
                            Inc. (since June 1983); Former Vice President and
                            Director of Internal Audit of the Manager
                            (1997-February 2004). An officer of 102 portfolios
                            in the OppenheimerFunds complex.

BRIAN W. WIXTED,            Senior Vice President of the Manager (since March
Treasurer and Principal     1999); Treasurer of the Manager and the following:
Financial & Accounting      HarbourView Asset Management Corporation,
Officer (since 2006)        Shareholder Financial Services, Inc., Shareholder
Age: 49                     Services, Inc., Oppenheimer Real Asset Management,
                            Inc. and Oppenheimer Partnership Holdings, Inc.
                            (March 1999-June 2008), OFI Private Investments,
                            Inc. (March 2000-June 2008), OppenheimerFunds
                            International Ltd. and OppenheimerFunds plc (since
                            May 2000), OFI Institutional Asset Management, Inc.
                            (since November 2000), and OppenheimerFunds Legacy
                            Program (charitable trust program established by the
                            Manager) (since June 2003); Treasurer and Chief
                            Financial Officer of OFI Trust Company (trust
                            company subsidiary of the Manager) (since May 2000);
                            Assistant Treasurer of the following: OAC (March
                            1999-June 2008), Centennial Asset Management
                            Corporation (March 1999-October 2003) and
                            OppenheimerFunds Legacy Program (April 2000-June
                            2003). An officer of 102 portfolios in the
                            OppenheimerFunds complex.

ROBERT G. ZACK,             Executive Vice President (since January 2004) and
Secretary (since 2006)      General Counsel (since March 2002) of the Manager;
Age: 60                     General Counsel and Director of the Distributor
                            (since December 2001); General Counsel of Centennial
                            Asset Management Corporation (since December 2001);
                            Senior Vice President and General Counsel of
                            HarbourView Asset Management Corporation (since
                            December 2001); Secretary and General Counsel of OAC
                            (since November 2001); Assistant Secretary (since
                            September 1997) and Director (since November 2001)
                            of OppenheimerFunds International Ltd. and
                            OppenheimerFunds plc; Vice President and Director of
                            Oppenheimer Partnership Holdings, Inc. (since
                            December 2002); Director of Oppenheimer Real Asset
                            Management, Inc. (since November 2001); Senior Vice
                            President, General Counsel and Director of
                            Shareholder Financial Services, Inc. and Shareholder
                            Services, Inc. (since December 2001); Senior Vice
                            President, General Counsel and Director of OFI
                            Private Investments, Inc. and OFI Trust Company
                            (since November 2001); Vice President of
                            OppenheimerFunds Legacy Program (since June 2003);
                            Senior Vice President and General Counsel of OFI
                            Institutional Asset Management, Inc. (since November
                            2001); Director of OppenheimerFunds International
                            Distributor Limited (since December 2003); Senior
                            Vice President (May 1985-December 2003). An officer
                            of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                 20 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, the Board's Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $33,400 in fiscal 2009 and $33,400 in fiscal 2008.

(b)  Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees for the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $224,200 in fiscal 2009 and $381,236 in fiscal 2008 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 157.

(c)  Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $5,515 in fiscal 2009 and $828 in fiscal 2008.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Tax preparation and filings.

(d)  All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

     The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

     Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

     (2) 100%

(f)  Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $229,715 in fiscal 2009 and $303,764 in fiscal 2008 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) Not applicable.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1)  Exhibit attached hereto.

     (2)  Exhibits attached hereto.

     (3)  Not applicable.

(b)  Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Baring SMA International Fund


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 07/13/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 07/13/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 07/13/2009